Exhibit 99.1

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the common units representing limited partner interests of Kimbell Royalty Partners, LP, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 23, 2018

EIGF AGGREGATOR III LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

EIGF AGGREGATOR LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

TE DRILLING AGGREGATOR LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ENERGY INCOME AND GROWTH FUND I L.P.

By:	KKR Associates EIGF L.P., its general partner
By:	KKR EIGF LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ENERGY INCOME AND GROWTH FUND I-TE L.P.

By:	KKR Associates EIGF TE L.P., its general partner
By:	KKR EIGF LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ASSOCIATES EIGF L.P.

By: KKR EIGF LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ASSOCIATES EIGF-TE L.P.

By:	KKR EIGF LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR EIGF LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR UPSTREAM ASSOCIATES LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS L.P.

By:	KKR Group Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR UPSTREAM LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact